Exhibit 10.1

CANOPY GROWTH CORPORATION

Exchange Agreement

April 18, 2024

Table of Contents

Page

Section 1.	DEFINITIONS	1
Section 2.	RULES OF CONSTRUCTION	2
Section 3.	THE EXCHANGE	3
(a)	Generally	3
(b)	Closing	3
Section 4.	REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY	4
(a)	Due Formation, Valid Existence and Good Standing; Power to Perform Obligations	4
(b)	Securities Act Matters	4
(c)	Non-Contravention	4
(d)	No Consents	4
(e)	Authorization, Execution, Delivery and Enforceability of This Exchange Agreement	4
(f)	Investment Company Act	4
(g)	Accuracy of Filings	4
(h)	Additional Documentation	5
Section 5.	REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE INVESTOR	5
(a)	Power to Perform Obligations and Bind Accounts; Survival of Authority	5
(b)	Ownership of Promissory Note	5
(c)	Securities Law Matters	5
(d)	Passage of Good Title; No Liens	6
(e)	Non-Contravention	6
(f)	Jurisdiction of Residence	6
(g)	Compliance with Certain Laws; No Consents	6
(h)	Acknowledgement of Risks; Investment Sophistication	7
(i)	No View to Distribution; No Registration	7
(j)	Information Provided	7
(k)	No Investment, Tax or Other Advice	7
(l)	Investment Decision Matters	7
(m)	Due Diligence	8
(n)	No Regulatory Agency Recommendation or Approval	8
(o)	Qualified Institutional Buyer Status	8
(p)	Mutual Negotiation	8
(q)	Additional Documentation	8
Section 6.	TAX MATTERS	8
(a)	U.S. Persons	8
(b)	Withholding Tax	9

- i -

Section 7.	MISCELLANEOUS	9
(a)	Waiver; Amendment	9
(b)	Assignability	9
(c)	Further Instruments and Acts	9
(d)	Waiver of Jury Trial	9
(e)	Governing Law	9
(f)	Section and Other Headings	10
(g)	Counterparts	10
(h)	Notices	10
(i)	Binding Effect	10
(j)	Notification of Changes	10
(k)	Severability	10
(l)	Entire Agreement	10

Exhibits

Exhibit A: Investor Information	A-1

Exhibit B: Tax Matters	B-1

- ii -

Exchange Agreement

EXCHANGE AGREEMENT, dated as of April 18, 2024 between CANOPY GROWTH CORPORATION, a corporation organized and existing under the Canada Business Corporations Act (the “Company”), and GREENSTAR CANADA INVESTMENT LIMITED PARTNERSHIP, a partnership formed and existing under the law of the Province of British Columbia (the “Investor”).

WHEREAS, the Company and the Investor desire to engage in the Exchange (as defined below) on the terms set forth in this Exchange Agreement.

THEREFORE, the Company and the Investor agree as follows.

Section 1.      DEFINITIONS.

“Business Day” means any day other than a Saturday, a Sunday or any day on which the Federal Reserve Bank of New York is authorized or required by law or executive order to close or be closed.

“Canadian Public Disclosure Record” means all documents filed with the Canadian securities regulatory authorities on SEDAR+ under the Company’s profile since January 1, 2024.

“Closing” has the meaning set forth in Section 3(b)(i).

“Closing Date” means the date of execution of this Agreement.

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Shares” means the Common Shares in the capital of the Company.

“Company” has the meaning set forth in the first paragraph of this Exchange Agreement.

“Covered SEC Filings” means each of the following documents, in the form they were filed with the SEC and including any amendments thereto filed with the SEC: (a) the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2023; (b) those portions of the Company’s 2023 Proxy Statement on Schedule 14A that are incorporated by reference into the Company’s Annual Report for the fiscal year ended March 31, 2023; and (c) the Company’s Current Reports on Form 8-K (excluding any Current Reports or portions thereof that are furnished, and not filed, pursuant to Item 2.02 or Item 7.01 of Form 8-K) and Quarterly Reports on Form 10-Q, in each case, filed with the SEC after March 31, 2023.

“Exchange” has the meaning set forth in Section 3(a).

“Exchange Shares” means the 9,111,549 Exchangeable Shares issuable to the Investor in the Exchange.

“Exchangeable Shares” means the exchangeable shares in the capital of the Company.

“IRS” means the Internal Revenue Service.

“Liens” has the meaning set forth in Section 5(b).

“Promissory Note” means the promissory note dated April 14, 2023 with a principal amount of C$100,000,000 issued by the Company in favour of the Investor, together with accrued but unpaid interest to but excluding the Closing Date of C$4,297,222.22.

“SEC” means the U.S. Securities and Exchange Commission.

“SEDAR+” means the System for Electronic Document Analysis and Retrieval +.

“Securities Act” means the Securities Act of 1933, as amended.

“Taxes” has the meaning set forth in Section 6(b).

“Transfer Agent” means Odyssey Trust Company.

“TSX” means the Toronto Stock Exchange.

Section 2.      RULES OF CONSTRUCTION. For purposes of this Exchange Agreement:

(a)            “or” is not exclusive;

(b)            “including” means “including without limitation”;

(c)            “will” expresses a command;

(d)            words in the singular include the plural and in the plural include the singular, unless the context requires otherwise;

(e)            “herein,” “hereof” and other words of similar import refer to this Exchange Agreement as a whole and not to any particular Section or other subdivision of this Exchange Agreement, unless the context requires otherwise;

(f)            references to currency and to “$” mean the lawful currency of the United States of America, and references to “C$” mean the lawful currency of Canada, unless the context requires otherwise; and

(g)            the exhibits to this Exchange Agreement are deemed to form part of this Exchange Agreement.

Section 3.      THE EXCHANGE.

(a)            Generally. Subject to the other terms of this Exchange Agreement, the Investor agrees, on the Closing Date, to exchange (the “Exchange”), with the Company the aggregate principal amount of the Promissory Note for the Exchange Shares, deliverable on the Closing Date. All accrued but unpaid interest owing under the Promissory note, together with the remaining principal amount of the Promissory Note following the Exchange shall be cancelled and forgiven for no additional consideration. The Investor and the Company, each of which is dealing at arm’s length and acting in their own self-interest, agree that the value of the Exchange Shares has been determined using the closing price of the Common Shares on the TSX on April 17, 2024, which closing price the parties acknowledge and agree is and is representative of, the fair market value of each Exchange Share and that the fair market value of the Exchange Shares issued pursuant to this Exchange Agreement shall be determined by multiplying the fair market value of an Exchange Share by the number of the Exchange Shares issued in connection with this Exchange Agreement.

(b)            Closing.

(i)            Closing; Location. The Exchange will be settled as follows: on the Closing Date, the Investor will deliver the Promissory Note to the Company and the Company will deliver the Exchange Shares to the Investor (the “Closing”). Closing will take place electronically at 8:00 a.m., Toronto time, on the Closing Date.

(ii)            Conveyance of Title; Release of Claims. Subject to the other terms and conditions of this Exchange Agreement, at the Closing, subject to satisfaction of the terms and conditions of this Exchange Agreement, the Investor hereby agrees to sell, assign and transfer to, or upon the order of, the Company, all right, title and interest in the Promissory Note, and effective as of the Closing, waives any and all other rights with respect to the Promissory Note and releases and discharges the Company from any and all claims, whether now known or unknown, the Investor may now have, or may have in the future, arising out of, or related to, the Promissory Note, including any claims arising from any existing or past defaults under the Promissory Note, or any claims that the Investor is entitled to receive additional, special or default interest with respect to the Promissory Note, provided that, for certainty, the provisions of this Section 3(b)(ii) shall not affect the rights, entitlements, claims or other benefits the Investor may have if the Closing does not occur in the manner contemplated by this Exchange Agreement. The Investor agrees that the Investor shall not take any steps to enforce any of its rights with respect to the Promissory Note on or after the Closing Date other than its right to receive the Exchange Shares pursuant to this Exchange Agreement.

(1)            Delivery of Exchange Shares. On the Closing Date, the Company will issue the Exchange Shares to the Investor, which shall be evidenced by a direct registration system advice statement, registered in the name of the Investor as set forth in Exhibit A to this Exchange Agreement. The Company will cause the Transfer Agent to deliver to the Investor the direct registration system advice statement evidencing the Exchange Shares.

Section 4.      REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY. The Company represents and warrants to the Investor and covenants that:

(a)            Due Formation, Valid Existence and Good Standing; Power to Perform Obligations. The Company is duly formed, validly existing and in good standing under the Canada Business Corporations Act, with full power and authority to conduct its business as it is currently being conducted and to own its assets. The Company has full power and authority to consummate the Exchange and to enter into this Exchange Agreement and perform all of its obligations hereunder.

(b)            Securities Act Matters. The repurchase of the Promissory Note pursuant to this Exchange Agreement is not prohibited by applicable Canadian securities laws.

(c)            Non-Contravention. The Exchange and the other transactions contemplated hereby to be performed by the Company will not (i) contravene any law, rule or regulation binding on the Company or any subsidiary thereof or any judgment or order of any court or arbitrator or governmental or regulatory authority applicable to the Company or any such subsidiary; (ii) constitute a breach or violation or result in a default under any loan agreement, mortgage, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it is bound; or (iii) constitute a breach or violation or result in a default under the organizational documents of the Company or any subsidiary thereof, except, in the case of clauses (i) and (ii) above, for such contraventions, conflicts, violations or defaults that would not, individually or in the aggregate, reasonably be expected to result in a material adverse effect on the business, properties, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries taken as a whole or on the performance by the Company of its obligations under this Exchange Agreement.

(d)            No Consents. Other than approval of the TSX for the listing of the Common Shares underlying the Exchange Shares, no consent, approval, authorization, order, license, registration or qualification of or with any court or governmental or regulatory authority or of the shareholders of the Company is required for the execution, delivery and performance by the Company of its obligations under this Exchange Agreement and the consummation of the transactions contemplated by this Exchange Agreement, except such as have been obtained or made (or will, at the Closing, have been obtained or made) by the Company.

(e)            Authorization, Execution, Delivery and Enforceability of This Exchange Agreement. This Exchange Agreement has each been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable by the Investor in accordance with its terms.

(f)            Investment Company Act. The Company is not and, after giving effect to the transactions contemplated by this Exchange Agreement, will not be required to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

(g)            Accuracy of Filings. The Covered SEC Filings, taken as a whole, do not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The documents filed and comprising the Canadiain Public Disclosure Record did not at the time of filing and do not contain a misrepresentation (within the meaning of applicable Canadian securities laws).

(h)            Additional Documentation. The Company will, upon request, execute and deliver, for itself, any additional documents that the Investor may reasonably request to complete the Exchange.

 Section 5.      REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE INVESTOR. The Investor represents and warrants to the Company and covenants that:

(a)            Power to Perform Obligations and Bind Accounts; Survival of Authority. The Investor has full power and authority to exchange, sell, assign and transfer the Promissory Note to be exchanged pursuant to, and to enter into, this Exchange Agreement and perform all obligations required to be performed by the Investor under this Exchange Agreement.

(b)            Ownership of Promissory Note. The Investor is and, immediately before the Closing, will be the beneficial owner of the Promissory Note.

(c)            Securities Law Matters. The Investor did not acquire the Promissory Note, after the original issue date of the Promissory Note, from the Company or any “affiliate” (within the meaning of Rule 144(a) under the Securities Act) of the Company. The Investor acknowledges that the Exchange Shares shall have attached to them legends setting out resale restrictions under applicable securities Laws substantially in the following form (and with the necessary information inserted):

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [THE DATE WHICH IS FOUR MONTHS AND ONE DAY AFTER THE CLOSING DATE WILL BE INSERTED].”

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO THE COMPANY, (B) IF THE SECURITIES HAVE BEEN REGISTERED IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT IN ACCORDANCE WITH RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND, IF REQUIRED BY THE COMPANY’S TRANSFER AGENT, THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AND/OR ITS TRANSFER AGENT AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY TO SUCH EFFECT, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AND/OR ITS TRANSFER AGENT AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY TO SUCH EFFECT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH U.S. SECURITIES LAWS.”

The Investor acknowledges that the ability to transfer the Exchange Shares is limited by, among other things, applicable Canadian and U.S. securities laws. The Exchangeable Shares are not listed or posted for trading on any securities exchange, and, therefore, the Exchange Shares cannot be traded through the facilities of the TSX or Nasdaq. In addition, absent an exemption from the prospectus requirement under applicable Canadian securities laws and the registration requirements under applicable U.S. federal securities laws, the Exchange Shares cannot be traded since the Exchangeable Shares are not freely transferable in Canada or the United States. In addition, certain of such exemptions under Canadian law require the Investor to have held the Exchange Shares for four months and a day. The Investor agrees that compliance with the Securities Act and applicable Canadian securities laws in respect of any sale or transfer of Exchange Shares is the exclusive responsibility of the Investor.

(d)            Passage of Good Title; No Liens. The Investor is the beneficial owner of the Promissory Note with good, marketable and unencumbered title to the Promissory Note, free and clear of any mortgage, lien, pledge, charge, security interest, encumbrance, title retention agreement, option, equity or other adverse claim thereto (collectively, “Liens”). When the Promissory Note is exchanged pursuant to this Exchange Agreement, the Company will acquire good, marketable and unencumbered title to the Promissory Note, free and clear of any Liens arising as a result of the holding by the Investor.

(e)            Non-Contravention. The Exchange and the other transactions contemplated hereby to be performed by the Investor will not (i) contravene any law, rule or regulation binding on the Investor or any investment guideline or restriction applicable to the Investor (provided that the Investor does not make any representations regarding the application of applicable securities laws); or (ii) constitute a breach or violation or result in a default under the organizational documents of the Investor or any material loan agreement, mortgage, lease or other agreement or instrument to which the Investor is a party or by which it is bound.

(f)            Jurisdiction of Residence. The Investor is a resident of the jurisdiction set forth on Exhibit A attached to the Exchange Agreement.

(g)            Compliance with Certain Laws; No Consents. The Investor will be responsible for compliance with all applicable laws and regulations in effect in any jurisdiction in which the Investor acquires the Exchange Shares and will obtain any consent, approval or permission required for such purchases, acquisitions or sales under the laws and regulations of any jurisdiction to which the Investor is subject or in which the Investor acquires the Exchange Shares, provided that the Investor makes no representations regarding the application of or compliance with applicable securities laws.

(h)            Acknowledgement of Risks; Investment Sophistication.The Investor understands and accepts that the Exchang Shares involve risks. The Investor has such knowledge, skill and experience in business, financial and investment matters that such person is capable of evaluating the merits and risks of the Exchange and an investment in the Exchangeable Shares. With the assistance of the Investor’s own professsional advisors, to the extent that the Investor has deemed appropriate, the Investor has made its own legal, tax, accounting and financial evaluation of the merits and risks of an investment in the Exchange Shares and the consequences of the Exchange and this Exchange Agreement. The Investor has considered the suitability of the Exchang Shares as an investment in light of its own circumstances and financial condition, and the Investor is able to bear the risks associated with an investment in the Exchange Shares.

(i)            No View to Distribution; No Registration.The Investor is acquiring the Exchange Shares solely for the Investor’s own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Exchange Shares in violation of the Securities Act. The Investor understands that the offer and sale of the Exchange Shares have not been registered under the Securities Act or any state securities laws by reason of specific exemptions under the provisions thereof that depend in part upon the investment intent of the Investor and the accuracy of the other representations made by the Investor in this Exchange Agreement.

(j)            Information Provided. The Investor acknowledges that no person has been authorized to give any information or to make any representation concerning the Company or the Exchange other than as contained in this Exchange Agreement. The Company takes no responsibility for, and provides no assurance as to the reliability of, any other information that others may provide to the Investor.

(k)            No Investment, Tax or Other Advice. The Investor confirms that it is not relying on any statement (written or oral), representation or warranty made by, or on behalf of, the Company or any of its affiliates as investment, tax or other advice or as a recommendation to participate in the Exchange and receive the Exchange Shares in exchange for the Promissory Note. Neither the Company nor any of its affiliates is acting or has acted as an advisor to the Investor in deciding whether to participate in the Exchange and to exchange the Promissory Note for the Exchange Shares.

(l)            Investment Decision Matters. The Investor confirms that neither the Company, nor any of its affiliates have (i) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Exchange Shares; or (ii) made any representation to the Investor regarding merits of an investment in the Exchange Shares. In deciding to participate in the Exchange, other than the representations and warranties contained herein, the Investor is not relying on the advice or recommendations of the Company, or its affiliates, and has made its own independent decision that the terms of the Exchange and the investment in the Exchange Shares are suitable and appropriate for it.

(m)            Due Diligence. The Investor is familiar with the business and financial condition and operations of the Company and has had the opportunity to conduct its own investigation of the Company and the Exchange Shares. The Investor has had access to and reviewed such information concerning the Company and the Exchange Shares it deems necessary to enable it to make an informed investment decision concerning the Exchange. The Investor has been offered the opportunity to ask questions of the Company and received answers thereto, as it deems necessary to enable it to make an informed investment decision concerning the Exchange.

(n)            No Regulatory Agency Recommendation or Approval. The Investor understands that no federal or state agency has passed upon the merits or risks of an investment in the Exchange Shares or made any recommendation or endorsement, or made any finding or determination concerning the fairness or advisability, of such investment or the consequences of the Exchange and this Exchange Agreement.

(o)            Qualified Institutional Buyer Status. The Investor is a “qualified institutional buyer” as defined in Rule 144A under the Securities Act and an ‘accredited investor’ as such term is defined in Rule 501(a) promulgated under the Securities Act. The Investor agrees to furnish any additional information requested by the Company or any of its affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the Exchange.

(p)            Mutual Negotiation. The Investor acknowledges that the terms of the Exchange have been mutually negotiated between the Investor and the Company. The Investor was given a meaningful opportunity to negotiate the terms of the Exchange. The Investor had a sufficient amount of time to consider whether to participate in the Exchange, and neither the Company nor any of its affiliates or agents, has placed any pressure on the Investor to respond to the opportunity to participate in the Exchange.

(q)            Additional Documentation. The Investor will, upon request, execute and deliver any additional documents that the Company may reasonably request to complete the Exchange.

Section 6.      TAX MATTERS.

(a)            U.S. Persons. The Investor acknowledges that, if it is a United States person for U.S. federal income tax purposes, the Company must be provided with a correct taxpayer identification number (generally, a person’s social security or federal employer identification number) and certain other information on a properly completed and executed IRS Form W-9, which is provided herein on Exhibit B attached to this Exchange Agreement. The Investor further acknowledges that, if it is not a United States person for U.S. federal income tax purposes, the Company must be provided with the appropriate properly completed and executed IRS Form W-8, attesting to its foreign status and certain other information, including information establishing an exemption from withholding under Sections 1471 through 1474 of the Code. The Investor further acknowledges that it may be subject to 30% U.S. federal withholding or 24% U.S. federal backup withholding on certain payments or deliveries made to it unless it properly establishes an exemption from, or a reduced rate of, such withholding or backup withholding. Without limiting the generality of the foregoing, the Investor hereby represents that it is able to receive any Exchange Shares hereunder (including any amounts attributable to accrued and unpaid interest) without any U.S. withholding tax and is entitled to provide U.S. tax forms and required attachments indicating the same (including, where relevant, any certifications indicating that the Investor fulfills the requirements of “portfolio interest exemption” as indicated in Exhibit B) and agrees to hold the Company and its agents harmless for the breach of such representation.

[Intentionally deleted]

(b)            Withholding Tax. The Company and the Investor acknowledge that all payments or deliveries in connection with the Exchange made by or on behalf of the Company under or with respect to the Exchange Shares are required to be made free and clear of and without withholding or deduction for or on account of any present or future tax, duty, levy, impost, assessment or other governmental charge (including penalties, interest and other liabilities related thereto) (hereinafter referred to as “Taxes”) imposed or levied by or on behalf of the government of Canada, any province or territory of Canada or any political subdivision or any authority or agency therein or thereof having power to tax, unless such person is required to withhold or deduct Taxes by applicable law or by the interpretation or administration thereof. If any Taxes are required by applicable law to be deducted and withheld in connection with the Exchange Shares hereunder, the Company shall within the time period for payment required by applicable law, pay to the appropriate governmental body the full amount of such Taxes, and make such reports and filings in connection therewith in the manner required.  Where the Company deducts or withholds any amount of Taxes required to be deducted and withheld as contemplated herein, the Company shall be considered for all purposes hereof to have satisfied its obligation to make such amount of the payment and the amount so deducted or withheld shall be deemed to have been paid (or issued) to the Investor hereunder, provided that the Company complies with its obligations to pay such amount to the applicable government authority within the time required.

Section 7.      MISCELLANEOUS.

(a)            Waiver; Amendment. Neither this Exchange Agreement nor any provisions hereof may be modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom any waiver, change, discharge or termination is sought.

(b)            Assignability. Neither this Exchange Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof will be assignable by either the Company, on the one hand, or the Investor, on the other hand, without the prior written consent of the other party.

(c)            Further Instruments and Acts. Each of the parties to this Exchange Agreement agrees to execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to more effectively carry out the purposes of this Exchange Agreement.

(d)            Waiver of Jury Trial. EACH OF THE COMPANY AND THE INVESTOR IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS EXCHANGE AGREEMENT.

(e)            Governing Law. This Exchange Agreement will be governed by and construed in accordance with the internal laws of the Province of Ontario.

(f)            Section and Other Headings. The section and other headings contained in this Exchange Agreement are for reference purposes only and will not affect the meaning or interpretation of this Exchange Agreement.

(g)            Counterparts. This Exchange Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed to be an original and all of which together will be deemed to be one and the same agreement. Delivery of an executed signature page to this Exchange Agreement by electronic transmission (including pdf format) will be effective as delivery of a manually executed counterpart hereof.

(h)            Notices. All notices and other communications to the Company provided for herein will be in writing and will be deemed to have been duly given if delivered personally or sent by nationally recognized overnight courier service or by registered or certified mail, return receipt requested, postage prepaid to the following addresses (or such other address as either party may have hereafter specified by notice in writing to the other): (i) if to the Company, Canopy Growth Corporation, 1 Hershey Drive, Smiths Falls, Ontario K7A 0A8, Canada, Attention: Chief Legal Officer; and (ii) if to the Investor, the address provided on the signature page below.

(i)            Binding Effect. The provisions of this Exchange Agreement will be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.

(j)            Notification of Changes. The Company and the Investor hereby covenants and agrees to notify the other party upon the occurrence of any event prior to Closing that would cause any representation, warranty, or covenant given by the notifying party contained in this Exchange Agreement to be false or incorrect.

(k)            Severability. If any term or provision of this Exchange Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other term or provision of this Exchange Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

(l)            Entire Agreement. This Exchange Agreement, including all exhibits hereto, constitutes the entire agreement of the parties hereto with respect to the specific subject matter covered hereby, and supersedes in their entirety all other agreements or understandings between or among the parties with respect to such specific subject matter.

[The Remainder of This Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties to this Exchange Agreement have caused this Exchange Agreement to be duly executed as of the date first written above.

Investor:

GREENSTAR CANADA INVESTMENT LIMITED PARTNERSHIP, by its general partner, GREENSTAR CANADA INVESTMENT CORPORATION
Legal Name

	By:	/s/ Kenneth W. Metz
Name: Kenneth W. Metz
Title: President

Investor Address:		Taxpayer Identification Number:

200-150 King Street West		[Omitted pursuant to Item 601(a)(6) of Regulation S-K]

Toronto, ON M5H 1J9		Telephone Number:

[Omitted pursuant to Item 601(a)(6) of Regulation S-K]

Country (and, if applicable, State) of Residence:

Ontario, Canada

[Signature Page to Exchange Agreement]

CANOPY GROWTH CORPORATION

By:	/s/ Christelle Gedeon
Name: Christelle Gedeon
Title: Chief Legal Officer

[Signature Page to Exchange Agreement]

EXHIBIT A

Investor Information

EXHIBIT B

Tax Matters

Backup Withholding Tax

Under U.S. federal income tax law, an Investor who exchanges the Promissory Note for the Exchange Shares generally must provide such Investor’s correct taxpayer identification number (“TIN”) on IRS Form W-9 (attached hereto) or otherwise establish a basis for exemption from backup withholding. A TIN is generally an individual holder’s social security number or an Investor’s employer identification number. If the correct TIN is not provided, the Investor may be subject to a $50 penalty imposed by the IRS. In addition, certain payments made to holders may be subject to U.S. backup withholding tax (currently set at 24% of the payment). If an Investor is required to provide a TIN but does not have the TIN, the Investor should consult its tax advisor regarding how to obtain a TIN. Certain holders are not subject to these backup withholding and reporting requirements. Non-U.S. Holders generally may establish their status as exempt recipients from backup withholding by submitting a properly completed applicable IRS Form W-8 (available from the Company or the IRS at www.irs.gov), signed, under penalties of perjury, attesting to such Investor’s exempt foreign status. U.S. backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is timely furnished to the IRS. Investors are urged to consult their tax advisors regarding how to complete the appropriate forms and to determine whether they are exempt from backup withholding or other withholding taxes.

B-1

Portfolio Interest Exemption (for Investors That Are Not U.S. Persons for U.S. Federal Income Tax Purposes)

Under U.S. federal income tax law, an Investor that exchanges the Promissory Note for the Exchange Shares and is otherwise not eligible to provide an IRS Form W-9 must claim an exemption from U.S. withholding tax on payments or deliveries attributable to accrued and unpaid interest. Any Investor that claims such an exemption under the so-called “portfolio interest exemption” is hereby deemed to represent and certify (along with the providing the applicable IRS Form W-8BEN or W-8BEN-E). However, if the Investor is an intermediary, a foreign partnership or other flow-through entity, then the following adjustments will be made:

A.	The following representation will be provided as applied to the Investor:

•	record ownership under Clause I.

B.	The following representations will be provided as applied to the partners, members or beneficial owners claiming the portfolio interest exemption:

•	beneficial ownership under Clause I,

•	the status in Clause III, and

•	the status in Clause IV.

C.	The following representation will be provided as applied to the Investor as well as the partners, members:

I.	It is the sole record and beneficial owner of the Promissory Note in respect of which it is providing this certification.

II.	It is not a “bank” (within the meaning of Section 881(c)(3)(A) of the Code).

III.	It is not a “10-percent shareholder” of the Company (within the meaning of Section 881(c)(3)(B) or Section 871(h)(3)(B) of the Code).

IV.	It is not a “controlled foreign corporation” (as such term is defined in Section 881(c)(3)(C) of the Code) related to the Company (within the meaning of Section 864(d)(4) of the Code).

B-2